================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 14, 2002



                                    NVR, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




        Virginia                        1-12378                  54-1394360
--------------------------------------------------------------------------------
(State or other jurisdiction of      (Commission File         (I.R.S. Employer
incorporation or organization)            Number)            Identification No.)




  7601 Lewinsville Road, Suite 300, McLean, Virginia                    22102
--------------------------------------------------------------------------------
          (Address of principal executive offices)                    (Zip Code)



        Registrant's telephone number, including area code: 703-761-2000


________________________________________________________________________________
          (Former name or former address, if changed since last report)

================================================================================

                           Exhibit Index is on page 4.

                                    NVR, INC.


Item 5.  Other Events.

         On March 15, 2002, NVR, Inc. issued a press release, which is set forth as Exhibit 99.1 to this Current Report.


Item 7(c).   Exhibits

     Exhibit Number                              Exhibit Description
     --------------                              -------------------

     99.1                                        Press Release

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NVR, Inc.

Date:  March 15, 2002               By: /s/ Paul C. Saville
                                        ----------------------------------------
                                    Name:  Paul C. Saville
                                    Title: Executive Vice President and
                                           Chief Financial Officer

                                INDEX TO EXHIBITS

Exhibit Number                  Exhibit Description                    Page
--------------                  -------------------                    ----

99.1                            Press Release                            5